UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 14, 2005

EDGE PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22149	76-0511037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Travis, Suite 2000, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (713) 654-8960

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

          On February 14, 2005 Edge Petroleum Corporation issued a press release updating operations.  A copy of the related press release is attached hereto as Exhibit 99.1

Item 7.01  Regulation FD Disclosure

          On February 14, 2005 Edge Petroleum Corporation announced it recently completed a new exploration and development venture.  A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Press release dated February 14, 2005 issued by Edge Petroleum Corporation.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

By:	/s/ MICHAEL G. LONG

Michael G. Long Senior Vice President and Chief Financial and Accounting Officer

Date:  February 14, 2005